UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 24, 2005

FORTRESS AMERICA ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-123504	20-2027651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4110 North Fairfax Drive, Suite 1150, Arlington, VA	22203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(703) 528-7073

3 Bethesda Metro Center, Suite 700
Bethesda, MD 20814

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 20, 2005, the initial public offering of 7,000,000 units (“Units”) of Fortress America Acquisition Corporation (the “Company”) was consummated (the “Offering”). On August 24, 2005, the underwriters of the Offering acquired an additional 800,000 Units pursuant to the over-allotment option granted to the underwriters. Each Unit consists of one share of common stock, $.0001 par value per share (“Common Stock”) and two warrants (“Warrants”), each Warrant to purchase one share of Common Stock. The Units in the overallotment were sold at an offering price of $6.00 per Unit, generating gross proceeds of $4,800,000. Audited financial statements as of August 24, 2005, reflecting receipt of the proceeds from the over-allotment, have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release announcing the consummation of the over-allotment is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit 99.1 Audited Financial Statements
Exhibit 99.2 Press release dated August 25, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS AMERICA ACQUISITION CORPORATION

Date: August 26, 2005	By:	/s/ Harvey L. Weiss
Harvey L. Weiss, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Audited Financial Statements

99.2	Press release dated August 25, 2005

4